Restricted Net Assets	12 Months Ended
Dec. 31, 2014
RESTRICTED NET ASSETS [Abstract]
Restricted Net Assets Disclosure

21. RESTRICTED NET ASSETS

Relevant PRC laws and regulations permit PRC companies to pay dividends only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Additionally, the Company’s VIE subsidiaries can only distribute dividends upon approval of the shareholders after they have met the PRC requirements for appropriation to statutory reserves. The statutory general reserve fund requires annual appropriations of 10% of net after-tax income to be set aside prior to payment of any dividends. As a result of these and other restrictions under PRC laws and regulations, the PRC subsidiaries and affiliates are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances, which restricted portion amounted to approximately $30.9 million, which was in excess of the Group’s total consolidated net assets and shareholders’ deficit as of December 31, 2014. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries and affiliates for working capital and other funding purposes as all business is principally conducted inside the PRC, the Company may in the future require additional cash resources from its PRC subsidiaries and affiliates due to changes in business conditions, to fund future acquisitions and developments, or to declare and pay dividends to or distributions to the Company’s ordinary shareholders. Accordingly, the Company has included Schedule I in accordance with Regulation S-X promulgated by the United States Securities and Exchange Commission.